EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of LiveRamp Holdings, Inc. (the “Company”) for the period ending March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Warren C. Jenson, Chief Financial Officer & Executive Managing Director of International of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Warren C. Jenson
Warren C. Jenson
President, Chief Financial Officer and Executive Managing Director of International
May 28, 2019